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                                                                    EXHIBIT 23.2

                                    CONSENT

        We hereby consent to the incorporation by reference into Syntroleum Corporation's previously filed Registration Statements on Form S-8 (File Nos. 333-33345 and 333-64231) and on Form S-3 (Registration No. 333-32968) of the
reference to us and to the resource study dated September 17, 1997 prepared by us included in Syntroleum Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                                        Petroconsultants, Inc.

                                        By: /s/ Mark Rose
                                           ---------------------
                                           V.P.--IHS Energy
                                           reference S-43, 44

April 24, 2000